Supplement to the

Fidelity® Focused High Income Fund

June 29, 2023

As Revised November 8, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information for Fidelity® Focused High Income Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.71%A,B

Distribution and/or Service (12b-1) fees	None

Other expenses	0.04%B

Total annual operating expenses	0.75%

Fee waiver and/or expense reimbursement	NoneC

Total annual operating expenses after fee waiver and/or expense reimbursement	0.75%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.20% was previously charged under the services agreements.

B Adjusted to reflect current fees.

1 year	$ 77

3 years	$ 240

5 years	$ 417

10 years	$ 930

Effective January 1, 2024, the following information supplements information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Jared Beckerman (Co-Portfolio Manager) has managed the fund since 2024.

FFH-SUSTK-0324-105 1.9886599.105	March 1, 2024